                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Healthstream, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               HEALTHSTREAM, INC.

                           209 10TH AVENUE, SUITE 450
                           NASHVILLE, TENNESSEE 37203
                                 (615) 301-3100
                               -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 31, 2001
                               -------------------

Dear Shareholder:

         On Thursday, May 31, 2001, HealthStream, Inc. will hold its 2001 annual meeting of shareholders at 209 10th Avenue, Suite 450, Nashville, Tennessee 37203. The meeting will begin at 2:00 p.m., Central Daylight Time.

         Only shareholders that own our common stock at the close of business on April 9, 2001 can vote at this meeting. A list of our shareholders will be available at our principal executive offices at 209 10th Avenue, Suite 450, Nashville, Tennessee, during ordinary business hours beginning two days after this notice of the annual meeting is first sent to shareholders. At the meeting, we will consider the following proposals:

                  1. to elect three (3) Class I directors to hold office for a term of three (3) years and until their respective successors have been duly elected and qualified and one (1) Class II director to hold office for a term of one (1) year and until her successor has been duly elected and qualified;

                  2. to ratify the appointment of Ernst & Young LLP as our independent auditors; and

                  3. to transact such other business as may properly come before the meeting or any postponement or adjournment of the meeting.

         Our 2000 Annual Report to Shareholders is being mailed to shareholders with this proxy statement. The annual report is not part of the proxy solicitation materials.

         Cameras and recording devices are not permitted at the meeting. "Street name" holders will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN AS PROMPTLY AS POSSIBLE THE ENCLOSED PROXY IN THE ACCOMPANYING REPLY ENVELOPE. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

                                    By Order of the Board of Directors,


                                    Robert A. Frist, Jr.
                                    Chief Executive Officer
Nashville, Tennessee
April 30, 2001

                               HEALTHSTREAM, INC.

                           209 10TH AVENUE, SUITE 450
                           NASHVILLE, TENNESSEE 37203

                               -------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 31, 2001

                               -------------------

                                TABLE OF CONTENTS

                                                                                                                  PAGE
                                                                                                                  ----
QUESTIONS AND ANSWERS............................................................................................   1

STOCK OWNERSHIP..................................................................................................   5

ITEM ONE - ELECTION OF DIRECTORS.................................................................................   6

ITEM TWO - RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS......................  11

ITEM THREE - OTHER MATTERS.......................................................................................  11

EXECUTIVE COMPENSATION...........................................................................................  12

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION FOR 2000.................................................  18

AUDIT COMMITTEE REPORT FOR 2000..................................................................................  20

GENERAL INFORMATION..............................................................................................  21

                              QUESTIONS AND ANSWERS


1.   Q:   WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     A: At HealthStream's annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of three Class I directors and one Class II director and ratification of our independent auditors. In addition, our management will respond to questions from shareholders.

2.   Q:   WHEN WAS THIS PROXY STATEMENT MAILED TO SHAREHOLDERS?

     A: This proxy statement was first mailed to shareholders on or about April 30, 2001.

3.   Q:   WHO IS SOLICITING MY VOTE?

     A: This proxy solicitation is being made and paid for by HealthStream. In addition, we have retained Corporate Communications, Inc. to assist in the solicitation. We will pay Corporate Communications, Inc. approximately $5,000 plus out-of-pocket expenses for their assistance. Our directors, officers and other employees not specially employed for this purpose, may also solicit proxies by personal interview, mail, telephone or facsimile. They will not be paid additional remuneration for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of the common stock that the brokers and fiduciaries hold of record. We will reimburse them for their reasonable out-of-pocket expenses.

4.   Q:   WHAT MAY I VOTE ON?

     A:

          - The election of three (3) Class I directors and one (1) Class II director to our board of directors; and
          - The proposal to ratify the appointment of Ernst & Young LLP as our independent auditors.

5.   Q:   HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

     A:   The board recommends that you vote:

          -    FOR each of the director nominees; and
          - FOR the proposal to ratify the appointment of Ernst & Young LLP as our independent auditors.

6.   Q:   HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

     A: We do not know of any business to be considered at the 2001 annual meeting other than the proposals described in this proxy statement. If any other business is presented at the annual meeting, your signed proxy card gives authority to Robert A. Frist, Jr., our Chief Executive Officer, and Robert H. Laird, Jr., our Vice President, Secretary and General Counsel, or either of them, to vote on such matters at their discretion.

7.   Q:   WHO IS ENTITLED TO VOTE?

     A: Only shareholders of record at the close of business on April 9, 2001 (the record date) may vote at this meeting. As of the record date, there were approximately 20,366,058 shares of our voting common stock outstanding. The shares were held by approximately 228 holders of record. Every shareholder is entitled to one vote for each share of common stock the shareholder held of record on the record date.

8.   Q:  HOW DO I VOTE?

     A: You may vote by signing and dating the proxy card you receive and returning it in the enclosed prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the two proposals. You have the right to revoke your proxy at any time before the meeting by:

          - notifying our Corporate Secretary, Robert H. Laird, Jr., at 209 10th Avenue, Suite 450, Nashville, TN 37203;
          -    voting in person; or
          -    submitting a later-dated proxy card.

9.   Q:   CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

     A: If you are a registered shareholder you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card.

          If your shares are held by your broker, often referred to as in "street name," please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

10.  Q:   WHAT IS THE VOTE REQUIRED TO APPROVE EACH PROPOSAL?

     A: Each of the director nominees must receive affirmative votes from a plurality of the shares voting to be elected. The other proposal must receive affirmative votes from a majority of the shares represented in person or by proxy and entitled to vote.

11.  Q:   WHAT IS A "QUORUM"?

     A: A "quorum" is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for business to be conducted at the meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

12.  Q:   WHAT IF I ABSTAIN FROM VOTING?

     A: If you attend the meeting or send in your signed proxy card but abstain from voting on any proposal, you will be counted for purposes of determining whether a quorum exists. If you abstain from voting on the election of directors, your abstention will have no effect on the outcome. If you abstain from voting on the ratification of Ernst & Young LLP as our independent auditors, your abstention will have the same effect as a vote against the proposal.

13.  Q:   HOW DO I VOTE MY SHARES IF THEY ARE HELD IN THE NAME OF MY
     BROKER (STREET NAME)?

     A: If your shares are held by your broker, often referred to as in "street name," you will receive a form from your broker seeking instruction as to how your shares should be voted. If you do not issue instructions to your broker, your broker will vote your shares at its discretion on your behalf. The Nasdaq National Market rules provide that brokers and nominees may not exercise their voting discretion on certain non-routine matters without receiving instructions from the beneficial owner of the shares. A broker non-vote occurs when a broker holding shares registered in street name is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter.

14.  Q:   WHAT IS THE EFFECT OF A BROKER NON-VOTE?

     A: A broker non-vote will have no effect on the election of directors. A broker non-vote will have the effect of a vote against the proposal to ratify the appointment of Ernst & Young LLP as our independent auditors. Broker non-votes will be counted as present for purposes of determining whether there is a quorum.

15.  Q:   WHO WILL COUNT THE VOTES?

     A: A representative of our transfer agent, SunTrust Bank, Atlanta, will count the votes and act as inspector of election.

16.  Q:   WHO CAN ATTEND THE ANNUAL MEETING?

     A: Shareholders of record on April 9, 2001 may attend the meeting. "Street name" holders will need to bring a copy of a brokerage statement reflecting their ownership of our common stock as of the record date. Cameras and recording devices are not permitted at the meeting.

17.  Q:   WHEN ARE SHAREHOLDER PROPOSALS DUE IN ORDER TO BE INCLUDED
     IN OUR PROXY STATEMENT FOR THE 2002 ANNUAL MEETING?

     A: Any shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Robert H. Laird, Jr., Corporate Secretary, HealthStream, Inc., 209 10th Avenue, Suite 450, Nashville, Tennessee 37203, prior to the close of business on December 31, 2001.

18.  Q:   WHEN ARE OTHER SHAREHOLDER PROPOSALS DUE?

     A: Our Bylaws contain an advance notice provision that requires that a shareholder's notice of a proposal to be brought before an annual meeting must be timely. In order to be timely, the notice must be addressed to our Corporate Secretary and delivered or mailed and received at our principal executive offices not less than 120 days prior to the first anniversary of the date this notice of annual meeting was provided to shareholders.

19.  Q:   HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY?

     A: We will provide a copy of our Annual Report on Form 10-K for the year ended December 31, 2000 excluding certain of its exhibits, without charge to any shareholder who makes a written request to Investor Relations Department, HealthStream, Inc., 209 10th Avenue, Suite 450, Nashville, Tennessee 37203 or an oral request by calling (615) 301-3114. The Company's Annual Report on Form 10-K and various other filings also may be accessed on the World Wide Web at www.sec.gov.

                                 STOCK OWNERSHIP

         The following table sets forth information regarding the beneficial ownership of our common stock as of March 31, 2001 (unless otherwise noted), for:
         - each person who is known by us to beneficially own more than 5% of the outstanding shares of our common stock;

         -        each of our directors and nominees;

         - each of our executive officers named in the Summary Compensation Table; and

         -        all of our directors and executive officers as a group.

         The percentages of shares outstanding provided in the table are based on 20,312,452 shares outstanding as of March 31, 2001. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless otherwise indicated, each person or entity named in the table has sole voting and investment power, or shares voting and investment power with his or her spouse, with respect to all shares of stock listed as owned by that person. The number of shares shown does not include the interest of certain persons in shares held by family members in their own right. Shares issuable upon exercise of options that are exercisable within 60 days of March 31, 2001 are considered outstanding for the purpose of calculating the percentage of outstanding shares of our common stock held by the individual, but not for the purpose of calculating the percentage of outstanding shares held by any other individual. The address of each of our directors and executive officers listed below is c/o HealthStream, Inc., 209 10th Avenue, Suite 450, Nashville, Tennessee 37203.

                                                                                 NUMBER OF
NAME                                                                              SHARES         PERCENT
---------------------------------------------------------------------------      ---------       -------
Robert A. Frist, Jr                                                              5,216,691(1)      25.7
T. Rowe Price Associates, Inc.                                                   2,500,000(2)      12.3
100 E. Pratt Street
Baltimore, Maryland 21202
Morgan Stanley & Co. Incorporated                                                1,138,940(3)       5.6
1221 Avenue of the Americas
New York, New York 10020
M. Fazle Husain                                                                  1,168,740(4)       5.8
Charles N. Martin, Jr                                                              405,902          2.0
Jeffrey L. McLaren                                                                 395,324          2.0
John H. Dayani                                                                     118,920           *
Michael Pote                                                                       112,086(5)        *
James F. Daniell                                                                    68,448           *
Thompson S. Dent                                                                    62,894           *
Stephen Clemens                                                                     48,446           *
Robert H. Laird, Jr                                                                 36,468           *
Arthur E. Newman                                                                    32,912           *
William W. Stead                                                                    33,500           *
Linda Rebrovick                                                                      5,000           *
All directors and executive officers as a group (16 persons)                     8,237,609         40.6

------------
* Less than one percent.

(1) 35,307 of these shares are owned by Frist Family Internet Partners. Mr. Frist disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in those shares.

(2) Based on a Schedule 13G filed by T. Rowe Price Associates, Inc. on February 14, 2001, these shares are held by various individual and institutional investors that T. Rowe Price Associates, Inc. serves as investment advisor with power to direct investments and/or sole power to vote the shares. T. Rowe Price Associates, Inc. disclaims beneficial ownership of these shares except to the extent of its pecuniary interest in those shares.

(3) Based on a Schedule 13G filed by Morgan Stanley & Co. Incorporated on January 26, 2001, 999,284 of these shares are held by Morgan Stanley Venture Partners III, L.P., 95,947 are held by Morgan Stanley Venture Investors, L.P. and 43,709 shares are held by The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.

(4) 1,138,940 of these shares are owned by entities associated with Morgan Stanley & Co. Incorporated. Mr. Husain is a managing member of the general partner of Morgan Stanley & Co. Incorporated. Mr. Husain disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in those shares.

(5) 48,510 of these shares are owned by Borneo Partners. Mr. Pote disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in those shares.

                        ITEM ONE - ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes (Class I, Class II and Class III). At each annual meeting of shareholders, directors constituting one class are elected for a three-year term. Directors who were elected to fill a vacancy in a class whose term expires in a later year are elected for a term equal to the remaining term for their respective class. The Fourth Amended and Restated Charter of the Company provides that each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The current Board of Directors is comprised of nine members. Three members of the Board of Directors will be elected as Class I directors and one member will be elected as a Class II director at the Annual Meeting.

         The Board of Directors has nominated and recommends to the shareholders, Thompson Dent, James Daniell and William Stead for election as Class I directors to serve until the annual meeting of shareholders in 2004 and until such time as their respective successors are duly elected and qualified. Messrs. Dent, Daniell and Stead are currently Class I directors of the Company having been previously elected by the shareholders. The Board of Directors has nominated and recommends to the shareholders, Linda Rebrovick for election as a Class II director to serve until the annual meeting of shareholders in 2002 and until such time as her successor is duly elected and qualified. Ms. Rebrovick was previously elected by the Board of Directors in April 2000 to fill a vacancy created by the increase of the size of the Board of Directors from eight to nine members.

         If any of the nominees should become unable to accept election, the persons named in the proxy may vote for such other person or persons as may be designated by the Board of Directors. Management has no reason to believe that any of the nominees named above will be unable to serve. Certain information with respect to directors who are nominees for election at the Annual Meeting and with respect to directors who are not nominees for election at the Annual Meeting is set forth on the following pages.

         The directors shall be elected by a plurality of the votes cast in the election by the holders of the common stock represented and entitled to vote at the Annual Meeting.

                                                                                                             DIRECTOR
NAME                         AGE                     PRINCIPAL OCCUPATION/DIRECTORSHIPS                        SINCE
-------------------------- -------  --------------------------------------------------------------------     --------
DIRECTOR NOMINEES

Class I Directors
(Term Expires 2004)
Thompson Dent                49     Mr. Dent is a founder of PhyCor, Inc. He currently serves as its           1995
                                    chief executive officer and president, and served as its chief operating officer from October 1997 to October 1998. Mr. Dent served as executive vice president, corporate services, from the inception of PhyCor until October 1997 and served as secretary of PhyCor from
                                    1991 to October 1998. Mr. Dent is also a director of PhyCor. He holds a Masters in Healthcare Administration from George Washington
                                    University.

James Daniell                58     Dr. Daniell has maintained a private medical practice at Centennial        1995
                                    Medical Center in Nashville since 1984. A founding member of the
                                    Society for Reproductive Surgeons, he served as past president of the International Society of Gynecologic Endoscopy and the Nashville
                                    OB/GYN Society. He holds a Bachelor of Science from David Lipscomb
                                    University and an M.D. from the University of Tennessee.

William Stead                52     Dr. Stead has served as associate vice chancellor for health affairs       1998
                                    of Vanderbilt University Medical Center since 1991. Dr. Stead is also the chief technology officer of EBM Solutions, a healthcare information company, and chief science officer of IntelliTx
                                    Technologies, Inc., a healthcare information technology company. He is the editor-in-chief of the Journal of American Medical
                                    Informatics Association, a founding fellow of the American College of Medical Informatics and the American Institute for Engineering in
                                    Biology and Medicine and a member of the Institute of Medicine of the National Academy of Sciences. He is past president of the
                                    American Association for Medical Systems and Informatics, and of the
                                    American College of Medical Informatics. Dr. Stead earned a Bachelor of Arts in chemistry and an M.D. from Duke University.

                                                                                                               DIRECTOR
NAME                         AGE                     PRINCIPAL OCCUPATION/DIRECTORSHIPS                         SINCE
-------------------------- -------  ---------------------------------------------------------------------- ----------------
Class II Director
(Term Expires 2002)
Linda Rebrovick               45    Ms. Rebrovick is Executive Vice President of KPMG Consulting, Inc.          2001
                                    and has served on the Executive Committee of KPMG Consulting since
                                    January 1997.  During the past three years, she held the position of
                                    National Leader, Health Care Consulting, one of KPMG Consulting's
                                    six industries.  Ms. Rebrovick was elected to the KPMG LLP 20-member
                                    Board of Directors in August 1997 and has served as the Chair of the
                                    Board Process and Evaluation Committee.  Prior to joining KPMG LLP,
                                    Ms. Rebrovick spent 16 years in various sales, management, and executive positions at IBM Corporation.  Ms. Rebrovick received a bachelor's degree in marketing from Auburn University.

CONTINUING DIRECTORS
Class II Directors
(Term Expires 2002)
Jeffrey L. McLaren            34    Jeffrey L. McLaren, one of our co-founders, served as our president         1990
                                    and as one of our directors from 1990 through November 2000 and as our chief product officer from 1999 through November 2000. Mr.
                                    McLaren currently serves as our vice chairman. He graduated from
                                    Trinity University with a Bachelor of Arts in both business and philosophy.

John H. Dayani                54    Dr. Dayani currently serves as president and chief executive officer        1998
                                    of Cardiovascular Services of America. Dr. Dayani served as president and chief executive officer of Network Health Services, Inc. from its inception in May 1996 until 1999. He served as its executive chairman from 1999 until May 2000. Dr. Dayani was the founder, president and chief executive officer of Medifax, Inc. from 1993 to 1995 and served as its consultant from 1995 to June 1998. He also founded American
                                    Nursing Resources, Inc., American Nursing Resources Home Health Agency,
                                    Inc., American Nursing Resources Home Infusion, Inc., Nurse America and
                                    Quality Managed Care. Dr. Dayani earned a Bachelor of Science and Ph.D.
                                    in engineering from Vanderbilt University.

                                                                                                                DIRECTOR
NAME                         AGE                     PRINCIPAL OCCUPATION/DIRECTORSHIPS                          SINCE
-------------------------- -------  ---------------------------------------------------------------------- ----------------
Class III Directors
(Term Expires 2003)
Robert A Frist, Jr.           34    Robert A. Frist, Jr., one of our co-founders, has served as our             1990
                                    chief executive officer and chairman of the board of directors since
                                    1990. Mr. Frist serves on the board of directors of Passport Health
                                    Communications, an online health insurance verification provider and
                                    HealthLeaders, Inc., a healthcare publisher. He graduated with a
                                    Bachelor of Science in business with concentrations in finance, economics and marketing from Trinity University. Mr. Frist is the brother-in-law of Scott Portis, our vice president of technology.

M. Fazle Husain               36    Mr. Husain is a principal of Morgan Stanley & Co. Incorporated and          1999
                                    Morgan Stanley Dean Witter Venture Partners. Mr. Husain joined
                                    Morgan Stanley & Co. Incorporated in 1987 in its corporate finance department, and joined Morgan Stanley Venture Partners in 1988. He received a ScB. degree in chemical engineering from Brown University in 1987 and a Masters of Business Administration from Harvard in
                                    1991. Mr. Husain serves as a director of AllScripts, Inc., a provider of point-of-care physician solutions, Cardiac Pathways
                                    Corp., a manufacturer of cardiology and electrophysiology systems and The Medicines Company, a biopharmaceuticals company.  Mr. Husain serves on the compensation committee of AllScripts, Inc.

Charles N. Martin, Jr.        59    Mr. Martin currently serves as chairman of the board of directors,          1999
                                    president and chief executive officer of Vanguard Health Systems, a healthcare company. From January 1992 to January 1997, Mr. Martin served as chairman of the board of directors, president and chief executive officer of OrNda HealthCorp, an investor-owned hospital company, except during the period from April 1994 to August 1995 when Mr. Martin served as chairman and chief executive officer. He holds a Bachelor of Science degree from Southern University in
                                    Collegedale, Tennessee.

         The Board of Directors holds regular quarterly meetings and meets on other occasions when required by special circumstances. Some of the directors also devote their time and attention to the Board's principal standing committees. The Board of Directors does not have a nominating committee. The committees, their primary functions and memberships are as follows:

         Audit Committee. This committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Company's independent auditors concerning, among other things, the scope of audits and reports, and reviews the performance of the overall accounting and financial controls of the Company. Members of the audit committee are M. Fazle Husain, John H. Dayani and James Daniell. See "Audit Committee Report."

         Compensation Committee. This committee has the responsibility for reviewing and approving the salaries, bonuses and other compensation and benefits of executive officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of management and administering the Company's 2000 Stock Incentive Plan (the "2000 Stock Plan"). Members of the compensation committee are Thompson Dent, Charles N. Martin, Jr. and John H. Dayani. See "Compensation Committee Report on Executive Compensation."

CORPORATE GOVERNANCE

         Our business is managed under the direction of the board of directors. Our board delegates the conduct of the business to our senior management team.

         During 2000, our board of directors held ten meetings, the audit committee held three meetings, and the compensation committee held seven meetings. Except for Thompson Dent, John Dayani and Charles N. Martin, all incumbent directors attended at least seventy-five percent of the board meetings, and all incumbent directors attended all of the meetings of the committees of the board on which the director served. Our Chairman usually proposes the agenda for the meetings. Directors receive the agenda and supporting information in advance of the meetings. Directors may raise other matters to be included in the agenda or at the meetings. Our Chief Executive Officer and other members of senior management make presentations to the board at the meetings and a substantial portion of the meeting time is devoted to the board's discussion of these presentations.

         Directors have regular access to senior management. They may also seek independent, outside advice. The board considers all major decisions. The board has established two standing committees so that certain areas can be addressed in more depth than may be possible at a full board meeting.

         The board of directors will consider nominees for the board of directors recommended by shareholders, if shareholders comply with the advance notice provisions contained in our bylaws. Directors are selected based on their demonstrated knowledge, experience and ability in their chosen endeavors and, most importantly, based on their ability to represent the interests of all the shareholders. Shareholder recommendations for nominees must include biographical information and the proposed nominee's written consent to nomination. The recommendations must be addressed to our Corporate Secretary and delivered or mailed and received at our principal executive offices not less than 120 days prior to the first anniversary of the date this notice of annual meeting was provided to shareholders.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         We believe that during the 2000 fiscal year, all SEC filings of directors, officers and ten-percent shareholders complied with the requirements of Section 16 of the Securities Exchange Act. This belief is based on our review of forms filed or written notice that no forms were required.


         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE DIRECTOR NOMINEES.

ITEM TWO - RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS
                       OUR INDEPENDENT AUDITORS

         The audit committee has recommended, and the board of directors has appointed, Ernst & Young LLP as our independent auditors. The independent auditors will audit our consolidated financial statements for 2001. This appointment is subject to your ratification. If you do not ratify their appointment, the board of directors and the audit committee will reconsider their appointment. Ernst & Young LLP has served as our independent auditors since 1998. Representatives of Ernst & Young LLP will attend our annual meeting. They will have an opportunity to speak and respond to your questions.

FEES BILLED TO HEALTHSTREAM BY ERNST & YOUNG LLP DURING 2000

         Audit Fees. The aggregate audit fees billed to us by Ernst & Young LLP during 2000 for professional services rendered for the audit of our annual financial statements and for the reviews of the financial statements included in our quarterly reports on Form 10-Q totaled $124,785.

         Financial Information Systems Design and Implementation Fees. Ernst & Young LLP did not perform any professional services regarding financial information systems design and implementation.

         All Other Fees. The aggregate fees billed to us by Ernst & Young LLP during 2000 for all services rendered to us, excluding those discussed under "Audit Fees," totaled $593,738, including audit related fees for professional services rendered for our filing on Form S-1 and related acquisition audits of $540,113, and professional services rendered for tax and other services of $53,625.

         The audit committee has considered whether the independent auditors provision of non-audit services to the Company is compatible with the auditor's independence.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS.


                           ITEM THREE - OTHER MATTERS

         We do not know of any matter other than those discussed in the foregoing materials contemplated for action at the annual meeting. The persons named in the proxies will vote in accordance with the recommendation of the board of directors on any other matter properly brought before the annual meeting. Discretionary authority for them to do so is contained in the proxy.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information for 2000, regarding the compensation earned by the Chief Executive Officer and the five most highly compensated executive officers based on salary and bonus earned during 2000 (named executive officers).


                                                                                                              LONG-TERM
                                                                   ANNUAL COMPENSATION                    COMPENSATION AWARD
                                                      --------------------------------------------        -------------------

                                                                                        OTHER               SECURITIES
                                                                                       ANNUAL               UNDERLYING
NAME AND                                   FISCAL        SALARY        BONUS          COMPENSA-              OPTIONS
PRINCIPAL POSITION                         YEAR           ($)           ($)          TION ($)(1)               (#)
---------------------------------------    -------    -----------     ---------    ---------------        ---------------
Robert A Frist, Jr., President and CEO        2000         85,000        10,000            --                      --
                                              1999         79,167         9,665            --                  83,250
                                              1998         66,027         2,296            --                  47,915

Arthur E. Newman,                             2000        125,827        10,000        40,056                 157,500
Senior Vice President and CFO                 1999             --            --            --                      --
                                              1998             --            --            --                      --

Michael Pote, Senior Vice President           2000        121,667        10,000            --                  28,000
                                              1999        107,561        14,692            --                  83,250
                                              1998         98,058         7,296            --                  47,915

Jeffrey L. McLaren,                           2000        120,000        10,000            --                      --
Vice Chairman                                 1999         85,000        11,083            --                  83,250
                                              1998         71,176         2,296            --                  47,915

Robert H. Laird, Jr.,                         2000         91,667        10,000            --                  20,000
Vice President, General Counsel &             1999         73,125         6,815            --                  85,978
Secretary                                     1998         52,589         1,531            --                  23,957

Stephen Clemens, Vice President of            2000         91,667        10,000            --                  20,000
Product Development                           1999         76,911         9,472            --                  85,978
                                              1998         60,052         1,531            --                  23,957


(1) Includes reimbursed expenses that are not deductible for income tax purposes.

OPTIONS GRANTED DURING 2000

         The following table provides information related to options granted to the named executive officers during the 2000 fiscal year and the potential realizable value of each grant of options assuming that the market price of the underlying security appreciates in value from the date of the grant to the end of the option term. We have not issued stock appreciation rights or warrants to our executive officers.

                                INDIVIDUAL GRANTS
---------------------------------------------------------------------------------
                           NUMBER OF     PERCENT OF
                          SECURITIES    TOTAL OPTIONS                              POTENTIAL REALIZABLE VALUE AT
                          UNDERLYING     GRANTED TO      EXERCISE                  ASSUMED ANNUAL RATE OF STOCK
                            OPTIONS     EMPLOYEES IN    PRICE PER     EXPIRATION   PRICE APPRECIATION FOR OPTION
          NAME            GRANTED (#)  FISCAL YEAR(1)    SHARE($)        DATE                TERMS ($)
                                                                                         5%             10%
------------------------------------------------------------------------------------------------------------------
Robert A Frist, Jr.,
President and CEO                 --              --              --              --            --             --

Arthur E. Newman,
Senior Vice President
and CFO                      129,500             6.2%           6.49         1/20/08        401,595        961,988
                              28,000             1.3%           2.13        10/16/08         28,455         68,235
Michael Pote,
Senior Vice President         28,000             1.3%           2.13        10/16/08         28,455         68,235

Jeffrey L. McLaren,
Vice Chairman                     --              --              --              --             --             --

Robert H. Laird, Jr.,
Vice President,
General Counsel &
Secretary                     20,000             1.0%           2.13        10/16/08         20,325         48,740

Stephen Clemens,
Vice President of
Product Development           20,000             1.0%           2.13        10/16/08         20,325         48,740

----------
(1) The Company granted a total of 2,097,316 options to employees during 2000.

AGGREGATE OPTION EXERCISES DURING 2000 AND FISCAL YEAR END OPTION VALUES

         The following table provides information related to options exercised by the named executive officers during the 2000 fiscal year and the number and value of options held at fiscal year end. We have not issued stock appreciation rights or warrants to our executive officers.


                                 SHARES                                NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                ACQUIRED                              UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                                   ON              VALUE              OPTIONS AT FISCAL YEAR            AT FISCAL YEAR-END
                                EXERCISE          REALIZED                    END(#)                           ($)
NAME                              (#)               ($)            -----------------------------    ----------------------------
                                                                   EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-------------------------    -------------    -----------------    -----------     -------------    -----------    -------------
Robert A Frist, Jr                 314,500        627,011(1)         44,769          86,393             --               --
President and CEO

Arthur E. Newman,                       --             --            16,881         140,619             --               --
Senior Vice President and
CFO

Michael Pote, Senior Vice           27,658        191,562(2)         44,769          90,436             --               --
President

Jeffrey L. McLaren,                148,714      1,247,710(2)         44,679          86,393             --               --
Vice Chairman

Robert H. Laird, Jr.,               23,957        160,512(2)         18,500          87,478             --               --
Vice President, General
Counsel & Secretary

Stephen Clemens, Vice               11,979         80,259(2)         36,467          81,489             --               --
President of Product
Development

--------------
(1) Based on the difference between the fair market value on the date of exercise and the price paid upon exercise.

(2) Based on the difference between the initial public offering price of $9.00 and the price paid upon exercise.

DIRECTORS' COMPENSATION

         We do not currently pay cash fees to directors for attendance at meetings. We do reimburse our directors for out-of-pocket expenses related to attending meetings of the board of directors. Non-employee directors are eligible to receive stock option grants under the 2000 Stock Plan. Each year, immediately following the date of our annual meeting, assuming enough shares are available under the 2000 Stock Plan, each non-employee director will automatically be granted options to purchase

5,000 shares of our common stock. The exercise price will be equal to the fair market value on the date of grant, and these options will vest immediately upon grant. During 2000, upon the effectiveness of our initial public offering, each of our non-employee directors were granted options to purchase 10,000 shares of our common stock at the initial public offering price. These options vested immediately upon grant. Upon the election of Ms. Rebrovick to the Board of Directors, she was granted an option to purchase 15,000 shares of common stock at the fair market value at the date of grant. These options will vest in five equal annual installments beginning on the first anniversary of the date of grant.

         Employee directors are not eligible for any additional compensation for service on the board or its committees.

EMPLOYMENT AGREEMENT

         Under an employment agreement dated April 21, 1999, Robert A. Frist, Jr. is employed as our chief executive officer for a two-year period at an initial base salary of $85,000. The employment term is automatically extended for successive one year periods unless on or before a date that is 90 days prior to the expiration of the employment term either the Company or Mr. Frist shall have given written notice to the other of its or his intention not to further extend the employment term, in which case the employment agreement shall expire and terminate at the end of the initial or extended employment term. Mr. Frist is also entitled to participate in the 2000 Stock Plan. Under this employment agreement, Mr. Frist has agreed not to compete with us and not to solicit our customers or employees for one year after his employment is terminated, with limited exceptions. Mr. Frist is entitled to severance benefits if we terminate him without cause. He is also entitled to severance benefits if he resigns for good reason after a change in control, if he resigns upon the occurrence of a material change in the terms of his employment or if he resigns upon the occurrence of a material breach of the agreement by the Company. If termination occurs during the initial two year employment term, the severance benefit shall be the sum of $290,000, less the cumulative amount of base salary actually paid to Mr. Frist during the two year period through the effective date of termination, and $145,000. If termination occurs during any extended one year term of the agreement, the severance benefit shall be the sum of $145,000, less the cumulative amount of base salary actually paid to Mr. Frist during the one year period through the effective date of termination, and $145,000. In addition, if Mr. Frist terminates his employment for good reason after the occurrence of a change in control, all options, shares and other benefits will fully vest immediately.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the compensation committee are responsible for determining executive compensation and stock option grants to executive officers. During 2000, the following directors served on the compensation committee: Thompson Dent, Charles N. Martin, Jr. and John H. Dayani. Robert A. Frist, Jr., our Chairman, submitted recommendations to the compensation committee concerning executive officer compensation for 2000, but did not participate in deliberations regarding the compensation of such officers.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We had a promissory note in the principal amount of $1,293,000 payable to Robert A. Frist, Jr., our president, chief executive officer and chairman, which was converted to 553,711 shares of common stock upon consummation of our initial public offering.

         In August 2000, we issued 49,743 shares of our common stock upon the exercise of options at $0.54 per share to Scott M. Portis, our vice-president of technology. Also in August 2000, we issued 55,500 shares of our common stock upon the exercise of options at $0.61 per share to Mr. Portis.

         In March 2001, Jeffrey L. McLaren, our vice-chairman, executed a secured promissory note in the principal amount of $215,000. This note is secured by 300,000 shares of our common stock and has a term of five years.

         We believe that all of these transactions were made on terms as favorable to us as we would have received from unaffiliated third parties. Any future transactions between us and our officers, directors and principal shareholders and their affiliates will be approved by a majority of the board of directors, including a majority of the independent and non-interested directors.

COMPANY STOCK PERFORMANCE

         The following Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

         The graph below compares the cumulative total shareholder return on our common stock for the past nine months, with the cumulative total return of companies on the Nasdaq Composite Index and the J.P. Morgan H & Q Information Services Index over the same period (assuming the investment of $100 in our common stock, the Nasdaq Composite Index and the J.P. Morgan H & Q Information Services Index on April 10, 2000 and reinvestment of all dividends).


                                                                                                            J.P. MORGAN H & Q
                                                                                                         HEALTHCARE INFORMATION
                                                   HEALTHSTREAM, INC.          NASDAQ STOCK MARKET              SERVICES
                                                   ------------------          -------------------       ----------------------
4/11/00                                                    100                         100                         100
12/31/00                                                    12                          61                          52

        COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION FOR 2000

         The compensation of HealthStream's executive officers is reviewed and approved annually by the compensation committee of the Board of Directors, currently comprised of three non-employee directors. In addition to reviewing and approving executives' salary and bonus arrangements, the compensation committee establishes policies and guidelines for other benefits and administers the awards of stock and stock options pursuant to the Company's 2000 Stock Plan. The compensation committee is assisted in making compensation decisions by the Company's Chief Executive Officer (referred to in this report as the "CEO").

COMPENSATION POLICIES APPLICABLE TO EXECUTIVE OFFICERS

         The objectives of the Company's executive compensation program are to:

         - attract, motivate, and retain the executives responsible for the success of the company;

         - reward key executives based upon corporate and individual performance; and

         -        provide incentives designed to maximize shareholder value.

The compensation committee reviews the Company's executive officer compensation program annually to ensure that the compensation paid to the Company's executive officers is consistent with the Company's business strategy, corporate culture and operating performance. The compensation committee also reviews the compensation policies of similarly situated companies to ensure that the Company's compensation policies are competitive with other companies in the industry. The three primary components of the Company's executive officer compensation program are a base salary, the potential for a performance-based annual bonus, and periodic grants of stock options.

         BASE SALARIES. Base salaries for the Company's executive officers, as well as changes in such salaries, are based upon a number of factors, including:

         -        recommendations by the CEO;

         -        the nature of the executive officer's position;

         - the committee's subjective determination of the executive officer's contribution to the performance of the Company;

         -        the experience of the officer; and

         -        the term of the officer's employment with the Company.

The CEO reviews all salary recommendations with the compensation committee, which then approves or disapproves such recommendations.

         In October 1999, the compensation committee reviewed the base salaries for the Company's executive officers. Based upon discussions with the CEO, the committee determined that the base compensation levels for the Company's executive officers were competitive with the average base compensation levels of executive officers with similar responsibilities at comparable companies.

         ANNUAL BONUSES. Annual bonuses were accrued on behalf of the executive officers of the Company for fiscal 2000. The compensation committee has approved an officers' compensation plan for 2001 that provides for the payment of bonuses based upon the attainment of certain 2001 earnings targets.

         STOCK OPTIONS. In order to align the long-term interests of the executive officers with those of shareholders, the compensation committee from time to time awards stock options to the Company's executive officers. The terms of these options, including the sizes of the grants, are determined by the compensation committee based upon the recommendations of the CEO and the committee's subjective discretion. Awards of stock options to executive officers have been historically at then-current market prices and with periodic vesting over four years.

         In 2000, the compensation committee granted stock options to purchase an aggregate of 385,105 shares to the Company's executive officers. The options vest over a four-year period and are exercisable at the market price of the common stock on the date of grant.

CHIEF EXECUTIVE OFFICER COMPENSATION

         In establishing the compensation of Robert A. Frist, Jr. the Company's CEO, the compensation committee utilized the same compensation policies applicable to executive officers in general. Mr. Frist did not receive an increase in his base salary for fiscal year 2000 or 1999. Mr. Frist received a $10,000 bonus in 2000.

LIMITATIONS ON THE DEDUCTIBILITY OF COMPENSATION

         Section 162(m) of the Internal Revenue Code (the "Code") generally disallows a corporate deduction for compensation over $1.0 million paid to the Company's CEO and any of the other most highly compensated officers. The $1.0 million limitation applies to all types of compensation, including restricted stock awards and amounts realized on the exercise of stock options and stock appreciation rights, unless the awards and plan under which the awards are made qualify as "performance based" under the terms of the Code and related regulations. Under the regulations, executive compensation pursuant to the 2000 Stock Plan should qualify as "performance based" compensation and therefore be excluded from the $1.0 million limit. Other forms of compensation provided by the Company are not excluded from the $1.0 million limit. The Company currently anticipates that the compensation of its executive officers will be deductible under Section 162(m) because executive officer compensation is presently below the $1.0 million limit and because the Company intends to continue to utilize performance based compensation in future periods.

Thompson Dent
Charles N. Martin, Jr.
John H. Dayani.

The foregoing report of the compensation committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

                         AUDIT COMMITTEE REPORT FOR 2000

         The audit committee of the Board of Directors is comprised of three directors who are independent directors as defined under the applicable rules of the National Association of Securities Dealers. During 2000, the members of the audit committee were Messrs. Daniell, Dayani and Husain.

         In accordance with its written charter adopted by the board of directors, a copy of which is attached to this proxy as Exhibit A, the audit committee reviews HealthStream's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The Company's independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles. The Committee held three meetings during fiscal year 2000 which were attended by all members.

         In this context, the audit committee has reviewed and discussed with management and the independent auditors the interim financial statements for each quarter and the audited financial statements. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the audit committee has received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The audit committee has considered whether the independent auditors provision of non-audit services to the company is compatible with the auditor's independence.

         In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The audit committee and the Board of Directors have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

Fazle Husain, Audit Committee Chairman
Dr. James Daniell, Audit Committee Member
John Dayani, Audit Committee Member

         The foregoing report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

                               GENERAL INFORMATION

ANNUAL REPORT

         Our 2000 Annual Report to Shareholders is being mailed to shareholders with this proxy statement. The Annual Report is not part of the proxy solicitation materials.

ADDITIONAL INFORMATION

         A copy of our Annual Report on Form 10-K for the year ended December 31, 2000, excluding certain of the exhibits thereto, may be obtained without charge by writing to HealthStream, Inc., Investor Relations Department, 209 10th Avenue, Suite 450, Nashville, Tennessee 37203 or an oral request by calling
(615) 301-3114.

                                            By Order of the Board of Directors,



                                            Robert A. Frist, Jr.
                                            Chief Executive Officer

Nashville, Tennessee
April 30, 2001

                                    EXHIBIT A

                         CHARTER OF THE AUDIT COMMITTEE


         The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in monitoring on a periodic basis the processes used by the Company to produce financial statements, the Company's systems of internal accounting and financial controls, and the independence of the Company's outside auditors.

         In discharging its responsibilities, the Committee is empowered to investigate any matter with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts or consultants for this purpose. The Committee shall make regular reports to the Board.

         The Committee shall review and reassess the adequacy of this Charter on an annual basis and submit it annually to the Board for approval.

         The Committee shall be comprised of not less than three members of the Board, and the Committee's composition and experience will meet the applicable listing standards of the NASD.

         Accordingly, all of the members will be directors:

         1. Who have no relationship to the Company that may interfere with the exercise of their independent judgment in carrying out the responsibilities of a director (unless as to one non-independent member the Board under exceptional and limited circumstances determines that membership is required by the best interests of the Company and its shareholders); and

         2. Who are financially literate (as defined in the NASD listing standard) or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have sufficient experience or background which results in financial sophistication (as defined in the NASD listing standard).

         The Committee's monitoring responsibility recognizes that the Company's management is responsible for preparing the Company's financial statements in accordance with generally accepted accounting principles and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that the Company's financial management, as well as its outside auditors, have more time, knowledge and more detailed information on the Company and its financial reports than do Committee members; consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements and is not conducting an audit or investigation of the financial statements or determining that the Company's financial statements are true and complete or are in accordance with generally accepted accounting principles.

         The following functions shall be the common recurring activities of the Committee in carrying out its monitoring responsibilities. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as it deems appropriate given the circumstances.

- The Committee shall review with management and the outside auditors the annual audited financial statements to be included in the Company's Annual Report on Form 10-K (or the

- Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statements of Auditing Standards ("SAS") No. 61 and No. 90.

- As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission on Form 10-Q and the matters required to be discussed by SAS No. 61 and No. 90; this review will occur prior to the Company's filing of the Form 10-Q.

- The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls that could significantly affect the Company's financial statements.

-        The Committee shall:

                  - request from the outside auditors annually a formal written statement delineating all relationships between the outside auditors and the Company that may impact the objectivity and independence of the outside auditors, consistent with Independence Standards Board Standard Number 1;

                  - discuss with the outside auditors in an active dialogue any such disclosed relationships and their impact on the outside auditors' independence; and

                  - if determined appropriate by the Committee, recommend that the Board take appropriate action in response to the outside auditor's report to ensure the outside auditor's independence.

- The Committee, subject to any action that may be taken by the Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditors, and the outside auditors are ultimately accountable to the Board and the Committee.

                      THIS PROXY IS SOLICITED ON BEHALF OF

                  THE BOARD OF DIRECTORS OF HEALTHSTREAM, INC.

    The undersigned shareholder(s) of HealthStream, Inc., a Tennessee corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 30, 2001, and hereby appoints Robert A. Frist, Jr. and Robert H. Laird, Jr. and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Shareholders of HealthStream, Inc. to be held on Thursday, May 31, 2001 at 2:00 p.m. Central Daylight Time, at 209 10(th) Avenue, Suite 450, Nashville, Tennessee 37203, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1. To elect Thompson Dent, James Daniell and William Stead to serve as Class I directors to the Board of Directors until the 2004 Annual Meeting of Shareholders and to elect Linda Rebrovick to serve as a Class II director to the Board of Directors to serve until the 2002 Annual Meeting of Shareholders and until their respective successors are elected and qualified.

[ ]         FOR all nominees listed below (except as                       [ ]         WITHHOLD AUTHORITY to vote for all
            indicated to the contrary below)                                           nominees

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE BELOW.)

--------------------------------------------------------------------------------

2.  To ratify the appointment of Ernst & Young LLP.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

3. To vote in accordance with their best judgment with respect to any other matters which may properly come before the meeting or any adjournment or adjournments thereof.

          PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

    (This Proxy should be marked, dated, and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                                                              Dated:                               , 2001
                                                                      --------------------------

                                                              ---------------------------------------
                                                              Signature

                                                              ---------------------------------------
                                                              Signature if held jointly